                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                                FIRST AMENDMENT

              FIRST AMENDMENT, dated as of December 10, 2002 (this "Amendment"), to the Credit Agreement, dated as of June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Roundy's Acquisition Corp., a Delaware corporation ("Holdings"), Roundy's Inc., a Wisconsin corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agents (in such capacity, the "Documentation Agent"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.



                                   WITNESSETH:


              WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

              WHEREAS, Holdings and the Borrower have requested certain amendments to the Credit Agreement as more fully set forth herein; and

              WHEREAS, the Lenders have agreed to such amendments but only on the terms and conditions contained in this Amendment.

              NOW, THEREFORE, the parties hereto hereby agree as follows:

              SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

              SECTION 2. Amendments to Subsection 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                     "Mandatory Prepayment Date": as defined in Section 4.2(e).

                     "Permitted Acquisition": as defined in Section 8.2(h).

                     "Prepayment Option Notice": as defined in Section 4.2(e).

               "Replacement Acquisition": as defined in Section 8.2(h).

               "Total Prepayment Amount": as defined in Section 4.2(e).

          SECTION 3. Amendment to Section 4.2. Section 4.2 of the Credit Agreement is hereby amended by adding a new paragraph (e), as follows:

               (e) If, after the Closing Date, any Indebtedness shall be incurred by the Borrower pursuant to Section 8.2(h) and the Borrower does not consummate either a Permitted Acquisition or a Replacement Acquisition within 180 days after the incurrence of such Indebtedness, then an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date which is 180 days after the incurrence of such Indebtedness toward the prepayment of the Term Loans as set forth in Section 4.8(b). Notwithstanding anything to the contrary in Section 4.2(d), 4.2(e) or 4.8, with respect to the amount of any mandatory prepayment described in the previous sentence (such amount, the "Total Prepayment Amount"), the Borrower will, in lieu of applying such amount to the prepayment of Term Loans, as provided above, on the date specified above for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Term Lender a notice (each, a "Prepayment Option Notice") as described below (it being understood that for purposes of Section 9(a), the Total Prepayment Amount shall be due and payable on the Mandatory Prepayment Date in lieu of the date specified in the first sentence of this Section 4.2(e)). As promptly as practicable after receiving such notice from the Borrower, the Administrative Agent will send to each Term Lender a Prepayment Option Notice, which shall be in the form of Exhibit I, and shall include an offer by the Borrower to prepay on the date (each a "Mandatory Prepayment Date") that is 10 Business Days after the date of the Prepayment Option Notice, the relevant Term Loans of such Lender by an amount equal to such Lender's pro rata portion of the Total Prepayment Amount (based upon the respective outstanding principal amount of the Term Loans then held by the Term Lenders) indicated in such Lender's Prepayment Option Notice. On the Mandatory Prepayment Date, (i) the Borrower shall pay to the relevant Term Lenders the aggregate amount necessary to prepay that portion of the outstanding relevant Term Loans in respect of which such Lenders have accepted prepayment as described above and (ii) the Borrower shall be entitled to retain the remaining portion of the Total Prepayment Amount not accepted by the relevant Lenders.

          SECTION 4. Amendment to Section 8.2. Section 8.2(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

               Indebtedness incurred by the Borrower to finance any Acquisition permitted under Section 8.8(i)(a "Permitted Acquisition") in an aggregate principal amount not to exceed $75,000,000 at any time outstanding; provided, that such Indebtedness is either (x) an Additional Acquisition Extension of Credit or (y) is subordinated to the same extent as the obligations of the Borrower in respect of the Senior Subordinated Notes; provided further, that (A) if such Indebtedness is to be incurred to finance a Permitted Acquisition prior to the consummation of such Permitted Acquisition, the Borrower must have entered into a definitive purchase agreement with respect to such Permitted Acquisition prior to incurring such Indebtedness and the Borrower shall either (x) consummate such Permitted Acquisition within 180 days from the incurrence of such Indebtedness or (y) either (I) in each case within 180 days from the incurrence of such Indebtedness (i) terminate such definitive purchase agreement, (ii) enter into another definitive purchase agreement with respect to another Permitted Acquisition (a "Replacement Acquisition") and (iii) consummate such Replacement Acquisition or (II) apply the Net Cash Proceeds of such Indebtedness toward the prepayment of the Term Loans as set forth in Section 4.2(e), and (B) if such Indebtedness is to be incurred to finance a Permitted Acquisition after the date of the consummation of such Permitted Acquisition, such Indebtedness must be incurred within 180 days of the date such Permitted Acquisition was consummated;

          SECTION 5. Conditions to Effectiveness. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of Holdings, the Borrower and the Required Lenders.

          SECTION 6. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

          SECTION 7. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

          SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

              SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                            ROUNDY'S ACQUISITION CORP.


                                            By: /s/ Robert A. Mariano
                                               ---------------------------------
                                               Name:  Robert A. Mariano
                                               Title: President

                                            ROUNDY'S, INC.


                                            By: /s/ Edward G. Kitz
                                               ---------------------------------
                                               Name:  Edward G. Kitz
                                               Title: Vice President, Secretary
                                                      & Treasurer

                               BEAR STEARNS CORPORATE LENDING INC.,
                               as Administrative Agent and as a Lender

                               By: /s/ Victor Bulzacchelli
                                  -------------------------
                                  Name: VICTOR BULZACCHELLI
                                  Title: AUTHORIZED AGENT

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.


                                        AMMC CDO I, LIMITED
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By: American Money Management Corp.,
                                            as Collateral Manager

                                        By /s/ David P. Meyer
                                           -------------------------------------
                                        Name:  David P. Meyer
                                        Title: Vice President

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.


                                        AMMC CDO II, LIMITED
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By: American Money Management Corp.,
                                            as Collateral Manager

                                        By /s/ David P. Meyer
                                           -------------------------------------
                                        Name:  David P. Meyer
                                        Title: Vice President

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        Archimedes Funding IV (Cayman), Ltd.
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By: ING Capital Advisors LLC, as
                                            Collateral Manager



                                        By /s/ John J. D'Angelo
                                          --------------------------------------
                                        Name:  John J. D'Angelo
                                        Title: Vice President

                                        SIGNATURE PAGE TO FIRST AMENDMENT
                                        DATED AS OF DECEMBER 10, 2002, TO THE
                                        CREDIT AGREEMENT DATED AS OF JUNE 6,
                                        2002, AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        ASSOCIATED BANK, N.A.
                                        ----------------------------------------
                                        Name of Financial Institution


                                        By: /s/ Mark Matthiesen
                                           -------------------------------------
                                        Name:  MARK MATTHIESEN
                                        Title: VICE PRESIDENT

                                        SIGNATURE PAGE TO FIRST AMENDMENT
                                        DATED AS OF DECEMBER 10, 2002, TO THE
                                        CREDIT AGREEMENT DATED AS OF JUNE 6,
                                        2002, AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        Balanced High Yield Fund II, Ltd.
                                        ----------------------------------------
                                        Name of Financial Institution
                                        By: ING Capital Advisors LLC, as Asset
                                            Manager


                                        By: /s/ John J. D'Angelo
                                           -------------------------------------
                                        Name:  John J. D'Angelo
                                        Title: Vice President

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                            Bank One, NA
                                        ----------------------------------------
                                        Name of Financial Institution



                                        By /s/ Patrick C. O'Connor
                                          --------------------------------------
                                        Name:  Patrick C. O'Connor
                                        Title: First Vice President

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                         Bear Stearns Investment Products Inc.
                                        ----------------------------------------
                                        Name of Financial Institution



                                        By /s/ Victor F. Bulzacchelli
                                          --------------------------------------
                                        Name:  VICTOR F. BULZACCHELLI
                                        Title: AUTHORIZED AGENT

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        CIBC, INC., as Lender
                                        ----------------------------------------
                                        Name of Financial Institution



                                        By /s/ Brian E. O'Callahan
                                          --------------------------------------
                                        Name:  Brian E. O'Callahan
                                        Title: Executive Director

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        Comerica Bank
                                        ----------------------------------------
                                        Name of Financial Institution



                                        By /s/ Kathleen M. Kasperek
                                          --------------------------------------
                                        Name:  Kathleen M. Kasperek
                                        Title: Vice President

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.


                                        COSTANTINUS EATON VANCE CDO V, LTD
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR

                                        By /s/ Payson F. Swaffield
                                           -------------------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President

                                      SIGNATURE PAGE TO FIRST AMENDMENT DATED AS
                                      OF DECEMBER 10, 2002, TO THE CREDIT
                                      AGREEMENT DATED AS OF JUNE 6, 2002, AMONG
                                      ROUNDY'S ACQUISITION CORP., ROUNDY'S,
                                      INC., THE LENDERS PARTY THERETO, BEAR,
                                      STEARNS & CO. INC., AS LEAD ARRANGER, BEAR
                                      STEARNS CORPORATE LENDING INC., AS
                                      ADMINISTRATIVE AGENT, CANADIAN IMPERIAL
                                      BANK OF COMMERCE, AS SYNDICATION AGENT,
                                      AND THE INSTITUTIONS LISTED IN THE CREDIT
                                      AGREEMENT AS DOCUMENTATION AGENTS.


                                      Denali Capital LLC, managing member of
                                      DC Funding Partners, portfolio manager for
                                      DENALI CAPITAL CLO I, LTD., or an
                                      affiliate
                                      ------------------------------------------
                                      Name of Financial Institution


                                      By /s/ John P. Thacker
                                         ---------------------------------------
                                      Name:  JOHN P. THACKER
                                      Title: CHIEF CREDIT OFFICER

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.


                                        Denali Capital LLC, managing member of
                                        DC Funding Partners, portfolio manager
                                        for DENALI CAPITAL CLO II, LTD., or an
                                        affiliate
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By /s/ John P. Thacker
                                           -------------------------------------
                                        Name:  JOHN P. THACKER
                                        Title: CHIEF CREDIT OFFICER

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.


                                        Denali Capital LLC, managing member of
                                        DC Funding Partners, portfolio manager
                                        for DENALI CAPITAL CLO III, LTD., or an
                                        affiliate
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By  /s/ John P. Thacker
                                           -------------------------------------
                                        Name:   JOHN P. THACKER
                                        Title:  CHIEF CREDIT OFFICER

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.

                                        EATON VANCE CDO III, LTD.
                                        ----------------------------------------
                                        Name of Financial Institution

                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By /s/ PAYSON F. SWAFFIELD
                                           -------------------------------------
                                        Name:  PAYSON F. SWAFFIELD
                                        Title: VICE PRESIDENT

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.

                                        EATON VANCE CDO IV, LTD.
                                        ----------------------------------------
                                        Name of Financial Institution

                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR


                                        By /s/ PAYSON F. SWAFFIELD
                                           -------------------------------------
                                        Name:  PAYSON F. SWAFFIELD
                                        Title: VICE PRESIDENT

                                     SIGNATURE PAGE TO FIRST AMENDMENT DATED AS
                                     OF DECEMBER 10, 2002, TO THE CREDIT
                                     AGREEMENT DATED AS OF JUNE 6, 2002, AMONG
                                     ROUNDY'S ACQUISITION CORP., ROUNDY'S, INC.,
                                     THE LENDERS PARTY THERETO, BEAR, STEARNS &
                                     CO. INC., AS LEAD ARRANGER, BEAR STEARNS
                                     CORPORATE LENDING INC., AS ADMINISTRATIVE
                                     AGENT, CANADIAN IMPERIAL BANK OF COMMERCE,
                                     AS SYNDICATION AGENT, AND THE INSTITUTIONS
                                     LISTED IN THE CREDIT AGREEMENT AS
                                     DOCUMENTATION AGENTS.

                                     EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                     -------------------------------------------
                                     Name of Financial Institution

                                     BY: EATON VANCE MANAGEMENT
                                         AS INVESTMENT ADVISOR


                                     By /s/ PAYSON F. SWAFFIELD
                                        ----------------------------------------
                                     Name:  PAYSON F. SWAFFIELD
                                     Title: VICE PRESIDENT

                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                             DATED AS OF DECEMBER 10, 2002, TO
                                             THE CREDIT AGREEMENT DATED AS OF
                                             JUNE 6, 2002, AMONG ROUNDY'S
                                             ACQUISITION CORP., ROUNDY'S INC.,
                                             THE LENDERS PARTY THERETO, BEAR,
                                             STEARNS & CO. INC., AS LEAD
                                             ARRANGER, BEAR STEARNS CORPORATE
                                             LENDING INC., AS ADMINISTRATIVE
                                             AGENT, CANADIAN IMPERIAL BANK OF
                                             COMMERCE, AS SYNDICATION AGENT, AND
                                             THE INSTITUTIONS LISTED IN THE
                                             CREDIT AGREEMENT AS DOCUMENTATION
                                             AGENTS.


                                             EATON VANCE SENIOR INCOME TRUST
                                             -----------------------------------
                                             Name of Financial Institution

                                             BY: EATON VANCE MANAGEMENT AS
                                                 INVESTMENT ADVISOR

                                             By /s/ Payson F. Swaffield
                                                --------------------------------
                                             Name: Payson F. Swaffield
                                             Title: Vice President

                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                             DATED AS OF DECEMBER 10, 2002, TO
                                             THE CREDIT AGREEMENT DATED AS OF
                                             JUNE 6, 2002, AMONG ROUNDY'S
                                             ACQUISITION CORP., ROUNDY'S INC.,
                                             THE LENDERS PARTY THERETO, BEAR,
                                             STEARNS & CO. INC., AS LEAD
                                             ARRANGER, BEAR STEARNS CORPORATE
                                             LENDING INC., AS ADMINISTRATIVE
                                             AGENT, CANADIAN IMPERIAL BANK OF
                                             COMMERCE, AS SYNDICATION AGENT, AND
                                             THE INSTITUTIONS LISTED IN THE
                                             CREDIT AGREEMENT AS DOCUMENTATION
                                             AGENTS.


                                             ELF Funding Trust III
                                             -----------------------------------
                                             Name of Financial Institution

                                             By: New York Life Investment
                                                 Management, LLC as Attorney-in-
                                                 Fact


                                             By /s/ R. H. Dial
                                                --------------------------------
                                             Name: R. H. Dial
                                             Title: V.P.

                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                             DATED AS OF DECEMBER 10, 2002, TO
                                             THE CREDIT AGREEMENT DATED AS OF
                                             JUNE 6, 2002, AMONG ROUNDY'S
                                             ACQUISITION CORP., ROUNDY'S INC.,
                                             THE LENDERS PARTY THERETO, BEAR,
                                             STEARNS & CO. INC., AS LEAD
                                             ARRANGER, BEAR STEARNS CORPORATE
                                             LENDING INC., AS ADMINISTRATIVE
                                             AGENT, CANADIAN IMPERIAL BANK OF
                                             COMMERCE, AS SYNDICATION AGENT, AND
                                             THE INSTITUTIONS LISTED IN THE
                                             CREDIT AGREEMENT AS DOCUMENTATION
                                             AGENTS.


                                             GRAYSON & CO
                                             -----------------------------------
                                             Name of Financial Institution

                                             BY: BOSTON MANAGEMENT AND RESEARCH
                                                 AS INVESTMENT ADVISOR


                                             By /s/ PAYSON F. SWAFFIELD
                                                --------------------------------
                                             Name: PAYSON F. SWAFFIELD
                                             Title: VICE PRESIDENT

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.

                                        Hamilton CDO, Ltd.
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By: Stanfield Capital Partners LLC
                                            As its Collateral Manager


                                        By /s/ Christopher A. Bondy
                                           -------------------------------------
                                        Name:  Christopher A. Bondy
                                        Title: Partner

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.


                                        Harris Trust and Savings Bank
                                        ----------------------------------------
                                        Name of Financial Institution



                                        By /s/ Julie K. Hossack
                                           -------------------------------------
                                        Name:  Julie K. Hossack
                                        Title: Managing Director

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        ING - ORYX CLO, Ltd.
                                        ----------------------------------------
                                        Name of Financial Institution
                                        By: ING Capital Advisors LLC, as
                                            Collateral manager



                                        By /s/ John J. D'Angelo
                                          --------------------------------------
                                        Name:  John J. D'Angelo
                                        Title: Vice President

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        LaSalle Bank N.A.
                                        ----------------------------------------
                                        Name of Financial Institution



                                        By /s/ [ILLEGIBLE]
                                          --------------------------------------
                                        Name:
                                        Title: Senior Vice President

                                          SIGNATURE PAGE TO FIRST AMENDMENT
                                          DATED AS OF DECEMBER 10, 2002, TO THE
                                          CREDIT AGREEMENT DATED AS OF JUNE 6,
                                          2002, AMONG ROUNDY'S ACQUISITION
                                          CORP., ROUNDY'S, INC., THE LENDERS
                                          PARTY THERETO, BEAR, STEARNS & CO.
                                          INC., AS LEAD ARRANGER, BEAR STEARNS
                                          CORPORATE LENDING INC., AS
                                          ADMINISTRATIVE AGENT, CANADIAN
                                          IMPERIAL BANK OF COMMERCE, AS
                                          SYNDICATION AGENT, AND THE
                                          INSTITUTIONS LISTED IN THE CREDIT
                                          AGREEMENT AS DOCUMENTATION AGENTS.


                                          M&I Marshall & Ilsley Bank
                                          --------------------------------------
                                          Name of Financial Institution


                                          By /s/ Leo D. Freeman
                                             -----------------------------------
                                          Name:  Leo D. Freeman
                                          Title: Vice President

                                          By /s/ James R. Miller
                                             -----------------------------------
                                          Name:  James R. Miller
                                          Title: Vice President

                                          SIGNATURE PAGE TO THE FIRST AMENDMENT
                                          DATED AS OF DECEMBER 10, 2002, TO THE
                                          CREDIT AGREEMENT DATED AS OF JUNE 6,
                                          2002, AMONG ROUNDY'S ACQUISITION
                                          CORP., ROUNDY'S, INC., THE LENDERS
                                          PARTY THERETO, BEAR, STEARNS & CO.
                                          INC., AS LEAD ARRANGER, BEAR STEARNS
                                          CORPORATE LENDING INC., AS
                                          ADMINISTRATIVE AGENT, CANADIAN
                                          IMPERIAL BANK OF COMMERCE, AS
                                          SYNDICATION AGENT, AND THE
                                          INSTITUTIONS LISTED IN THE CREDIT
                                          AGREEMENT AS DOCUMENTATION AGENTS.


                                          New Alliance Global CDO, Limited
                                          By: Alliance Capital Management L.P.,
                                              as Sub-Advisor
                                          By: Alliance Capital Management Corp,
                                              as General Partner

                                          By:  /s/ Sverker Johansson
                                              ----------------------------------
                                          Name:    Sverker Johansson
                                          Title:   Vice President


                                          Monument Capital Ltd., as Assignee
                                          By: Alliance Capital Management L.P.,
                                              as Investment Manager
                                          By: Alliance Capital Management Corp,
                                              as General Partner

                                          By:  /s/ Sverker Johansson
                                              ----------------------------------
                                          Name:    Sverker Johansson
                                          Title:   Vice President

                                 SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF DECEMBER 10, 2002, TO THE CREDIT AGREEMENT DATED AS OF JUNE 6, 2002, AMONG ROUNDY'S ACQUISITION CORP., ROUNDY'S, INC., THE LENDERS PARTY THERETO, BEAR, STEARNS & CO. INC., AS LEAD ARRANGER, BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT, CANADIAN IMPERIAL BANK OF COMMERCE, AS SYNDICATION AGENT, AND THE INSTITUTIONS LISTED IN THE CREDIT AGREEMENT AS DOCUMENTATION AGENTS.


                                 New York Life Insurance and Annuity Corporation
                                 -----------------------------------------------
                                 Name of Financial Institution

                                 By: New York Life Investment Management, LLC,
                                     its Investment Manager

                                 By  /s/ R.H. Dial
                                     -------------------------------------------
                                 Name:  R.H. Dial
                                 Title: V.P.

                                 SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF DECEMBER 10, 2002, TO THE CREDIT AGREEMENT DATED AS OF JUNE 6, 2002, AMONG ROUNDY'S ACQUISITION CORP., ROUNDY'S, INC., THE LENDERS PARTY THERETO, BEAR, STEARNS & CO. INC., AS LEAD ARRANGER, BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT, CANADIAN IMPERIAL BANK OF COMMERCE, AS SYNDICATION AGENT, AND THE INSTITUTIONS LISTED IN THE CREDIT AGREEMENT AS DOCUMENTATION AGENTS.


                                 NORTHWOODS CAPITAL, LIMITED
                                 -----------------------------------------------
                                 Name of Financial Institution

                                 By: ANGELO, GORDON & CO., L.P.,
                                     AS COLLATERAL MANAGER

                                 By /s/ John W. Fraser
                                    --------------------------------------------
                                 Name:  JOHN W. FRASER
                                 Title: MANAGING DIRECTOR

                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                             DATED AS OF DECEMBER 10, 2002, TO
                                             THE CREDIT AGREEMENT DATED AS OF
                                             JUNE 6, 2002, AMONG ROUNDY'S
                                             ACQUISITION CORP., ROUNDY'S, INC.,
                                             THE LENDERS PARTY THERETO, BEAR,
                                             STEARNS & CO. INC., AS LEAD
                                             ARRANGER, BEAR STEARNS CORPORATE
                                             LENDING INC., AS ADMINISTRATIVE
                                             AGENT, CANADIAN IMPERIAL BANK OF
                                             COMMERCE, AS SYNDICATION AGENT, AND
                                             THE INSTITUTIONS LISTED IN THE
                                             CREDIT AGREEMENT AS DOCUMENTATION
                                             AGENTS.


                                             NORTHWOODS CAPITAL II, LIMITED
                                             -----------------------------------
                                             Name of Financial Institution

                                             By: ANGELO, GORDON & CO., L.P.,
                                                 AS COLLATERAL MANAGER


                                             By /s/ JOHN W. FRASER
                                                --------------------------------
                                             Name: JOHN W. FRASER
                                             Title: MANAGING DIRECTOR

                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                             DATED AS OF DECEMBER 10, 2002, TO
                                             THE CREDIT AGREEMENT DATED AS OF
                                             JUNE 6, 2002, AMONG ROUNDY'S
                                             ACQUISITION CORP., ROUNDY'S, INC.,
                                             THE LENDERS PARTY THERETO, BEAR,
                                             STEARNS & CO. INC., AS LEAD
                                             ARRANGER, BEAR STEARNS CORPORATE
                                             LENDING INC., AS ADMINISTRATIVE
                                             AGENT, CANADIAN IMPERIAL BANK OF
                                             COMMERCE, AS SYNDICATION AGENT, AND
                                             THE INSTITUTIONS LISTED IN THE
                                             CREDIT AGREEMENT AS DOCUMENTATION
                                             AGENTS.


                                             NORTHWOODS CAPITAL III, LIMITED
                                             -----------------------------------
                                             Name of Financial Institution

                                             By: ANGELO, GORDON & CO., L.P.,
                                                 AS COLLATERAL MANAGER


                                             By /s/ JOHN W. FRASER
                                                --------------------------------
                                             Name: JOHN W. FRASER
                                             Title: MANAGING DIRECTOR

                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                             DATED AS OF DECEMBER 10, 2002, TO
                                             THE CREDIT AGREEMENT DATED AS OF
                                             JUNE 6, 2002, AMONG ROUNDY'S
                                             ACQUISITION CORP., ROUNDY'S, INC.,
                                             THE LENDERS PARTY THERETO, BEAR,
                                             STEARNS & CO. INC., AS LEAD
                                             ARRANGER, BEAR STEARNS CORPORATE
                                             LENDING INC., AS ADMINISTRATIVE
                                             AGENT, CANADIAN IMPERIAL BANK OF
                                             COMMERCE, AS SYNDICATION AGENT, AND
                                             THE INSTITUTIONS LISTED IN THE
                                             CREDIT AGREEMENT AS DOCUMENTATION
                                             AGENTS.


                                             OXFORD STRATEGIC INCOME FUND
                                             -----------------------------------
                                             Name of Financial Institution

                                             By: EATON VANCE MANAGEMENT
                                                 AS INVESTMENT ADVISOR


                                             By /s/ PAYSON F. SWAFFIELD
                                                --------------------------------
                                             Name: PAYSON F. SWAFFIELD
                                             Title: VICE PRESIDENT

                                        SIGNATURE PAGE TO FIRST AMENDMENT
                                        DATED AS OF DECEMBER 10, 2002, TO THE
                                        CREDIT AGREEMENT DATED AS OF JUNE 6,
                                        2002, AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        PPM SHADOW CREEK FUNDING LLC
                                        ----------------------------------------
                                        Name of Financial Institution


                                        By: /s/ Diana L Mushill
                                           -------------------------------------
                                        Name:  DIANA L. MUSHILL
                                        Title: ASST. VICE PRESIDENT

                                        SIGNATURE PAGE TO FIRST AMENDMENT
                                        DATED AS OF DECEMBER 10, 2002, TO THE
                                        CREDIT AGREEMENT DATED AS OF JUNE 6,
                                        2002, AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        PPM SPYGLASS FUNDING TRUST
                                        ----------------------------------------
                                        Name of Financial Institution


                                        By: /s/ Diana L Mushill
                                           -------------------------------------
                                        Name:  DIANA L. MUSHILL
                                        Title: AUTHORIZED AGENT

                                        SIGNATURE PAGE TO FIRST AMENDMENT
                                        DATED AS OF DECEMBER 10, 2002, TO THE
                                        CREDIT AGREEMENT DATED AS OF JUNE 6,
                                        2002, AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        Cooperatieve Centrale Raiffeisen-
                                        Boerenleenbank B.A., "Rabobank
                                        Nederland" New York Branch
                                        ----------------------------------------



                                        By: /s/ Ivan Rodriguez
                                           -------------------------------------
                                        Name:  Ivan Rodriguez
                                        Title: Vice President



                                        /s/ Andre Blom
                                        ----------------------------------------
                                        Andre Blom
                                        Managing Director
                                        Credit Risk Management

                                        SIGNATURE PAGE TO FIRST AMENDMENT
                                        DATED AS OF DECEMBER 10, 2002, TO THE
                                        CREDIT AGREEMENT DATED AS OF JUNE 6,
                                        2002, AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        Sequils - ING I (HBDGM), Ltd.
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By: ING Capital Advisors LLC, as
                                            Collateral Manager

                                        By: /s/ John J. D'Angelo
                                           -------------------------------------
                                        Name:  John J. D'Angelo
                                        Title: Vice President

                                        SIGNATURE PAGE TO FIRST AMENDMENT
                                        DATED AS OF DECEMBER 10, 2002, TO THE
                                        CREDIT AGREEMENT DATED AS OF JUNE 6,
                                        2002, AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.



                                        SENIOR DEBT PORTFOLIO
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By: Boston Management and Research as
                                            Investment Advisor


                                        By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                        Name:  PAYSON F. SWAFFIELD
                                        Title: Vice President

                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                             DATED AS OF DECEMBER 10, 2002, TO
                                             THE CREDIT AGREEMENT DATED AS OF
                                             JUNE 6, 2002, AMONG ROUNDY'S
                                             ACQUISITION CORP., ROUNDY'S INC.,
                                             THE LENDERS PARTY THERETO, BEAR,
                                             STEARNS & CO. INC., AS LEAD
                                             ARRANGER, BEAR STEARNS CORPORATE
                                             LENDING INC., AS ADMINISTRATIVE
                                             AGENT, CANADIAN IMPERIAL BANK OF
                                             COMMERCE, AS SYNDICATION AGENT, AND
                                             THE INSTITUTIONS LISTED IN THE
                                             CREDIT AGREEMENT AS DOCUMENTATION
                                             AGENTS.





                                             SEQUILS-Glace Bay, Ltd.
                                             By Royal Bank of Canada as
                                             Collateral Manager

                                             By: /s/ Melissa Marano
                                             ------------------------------
                                             Name: Melissa Marano
                                             Title: Director

                                             SIGNATURE PAGE TO FIRST AMENDMENT
                                             DATED AS OF DECEMBER 10, 2002, TO
                                             THE CREDIT AGREEMENT DATED AS OF
                                             JUNE 6, 2002, AMONG ROUNDY'S
                                             ACQUISITION CORP., ROUNDY'S, INC.,
                                             THE LENDERS PARTY THERETO, BEAR,
                                             STEARNS & CO. INC., AS LEAD
                                             ARRANGER, BEAR STEARNS CORPORATE
                                             LENDING INC., AS ADMINISTRATIVE
                                             AGENT, CANADIAN IMPERIAL BANK OF
                                             COMMERCE, AS SYNDICATION AGENT, AND
                                             THE INSTITUTIONS LISTED IN THE
                                             CREDIT AGREEMENT AS DOCUMENTATION
                                             AGENTS.


                                             Stanfield Arbitrage CDO, Ltd.
                                             -----------------------------------
                                             Name of Financial Institution

                                             By: Stanfield Capital Partners LLC
                                                 as its Collateral Manager

                                             By /s/ Christopher A. Bondy
                                                --------------------------------
                                             Name:  Christopher A. Bondy
                                             Title: Partner

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.


                                        Stanfield CLO Ltd.
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By: Stanfield Capital Partners LLC
                                             as its Collateral Manager

                                        By /s/ Christopher A. Bondy
                                           -------------------------------------
                                        Name:  Christopher A. Bondy
                                        Title: Partner

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.


                                        Stanfield Quattro CLO, Ltd.
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By: Stanfield Capital Partners LLC
                                             As its Collateral Manager

                                        By /s/ Christopher A. Bondy
                                           -------------------------------------
                                        Name:  Christopher A. Bondy
                                        Title: Partner

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.

                                        Stanfield/RMF Transatlantic CDO Ltd.
                                        ----------------------------------------
                                        Name of Financial Institution

                                        By: Stanfield Capital Partners LLC
                                             as its Collateral Manager

                                        By /s/ Christopher A. Bondy
                                           -------------------------------------
                                        Name:  Christopher A. Bondy
                                        Title: Partner

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.


                                               STANWICH LOAN FUNDING LLC.
                                        ----------------------------------------
                                        Name of Financial Institution



                                        By /s/ Diana L Mushill
                                           -------------------------------------
                                        Name:  DIANA L. MUSHILL
                                        Title: ASST. VICE PRESIDENT

                                        SIGNATURE PAGE TO FIRST AMENDMENT DATED
                                        AS OF DECEMBER 10, 2002, TO THE CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2002,
                                        AMONG ROUNDY'S ACQUISITION CORP.,
                                        ROUNDY'S, INC., THE LENDERS PARTY
                                        THERETO, BEAR, STEARNS & CO. INC., AS
                                        LEAD ARRANGER, BEAR STEARNS CORPORATE
                                        LENDING INC., AS ADMINISTRATIVE AGENT,
                                        CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        SYNDICATION AGENT, AND THE INSTITUTIONS
                                        LISTED IN THE CREDIT AGREEMENT AS
                                        DOCUMENTATION AGENTS.


                                        U.S. Bank, National Association
                                        ----------------------------------------
                                        Name of Financial Institution


                                        By /s/ ILLEGIBLE
                                           -------------------------------------
                                        Name:  ILLEGIBLE
                                        Title: Vice President

                                                                       EXHIBIT A

                                                                       EXHIBIT I
                                                         to the Credit Agreement

                                    FORM OF
                            PREPAYMENT OPTION NOTICE

Attention of[   ]
Telecopy No.[    ]

                                                                          [Date]

Ladies and Gentlemen:

       The undersigned, BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the "Administrative Agent"), refers to the Credit Agreement, dated as of June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Roundy's Acquisition Corp., a Delaware corporation, Roundy's, Inc., a Wisconsin corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Administrative Agent, Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agents (in such capacity, the "Documentation Agent"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

       The Administrative Agent hereby gives notice of an offer of prepayment made by the Borrower pursuant to Section 4.2(e) of the Credit Agreement of the Total Prepayment Amount. Amounts applied to prepay the Term Loans shall be applied pro rata to the Term Loan held by you. The portion of the prepayment amount to be allocated to the Term Loan held by you and the date on which such prepayment will be made to you are set forth below:

(A)  Total Prepayment Amount                                  ______________

(B)  Portion of Total Prepayment
     Amount to be received by you                             ______________
     (the "Individual Prepayment Amount")

(C)  Mandatory Prepayment Date (10 Business Days after the    ______________
     date of this Prepayment Option Notice)

          IF YOU DO NOT WISH TO RECEIVE ALL OF THE INDIVIDUAL PREPAYMENT AMOUNT ON THE MANDATORY PREPAYMENT DATE INDICATED IN PARAGRAPH (C) ABOVE, please sign this notice in the space provided below and indicate the percentage of the Individual Prepayment Amount otherwise payable which you do not wish to receive. Please return this notice as so completed via telecopy to the attention of [__________________] at _____________________, no later than [10:00] a.m., New
York City time, on the Mandatory Prepayment Date, at Telecopy No. [________________]. IF YOU DO NOT RETURN THIS NOTICE, YOU WILL RECEIVE 100% OF THE INDIVIDUAL PREPAYMENT AMOUNT ON THE MANDATORY PREPAYMENT DATE.


                                                      BEAR STEARNS CORPORATE
                                                        LENDING INC.,
                                                        as Administrative Agent

                                                      By:_______________________
                                                         Title:

__________________________,
(Name of Lender)

By: ______________________
Title:

Percentage of Term Loan


                                      Individual Prepayment Amount Declined:___%